SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2005

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

                On October 27, 2005, WJ Communications, Inc. (the “Company”) issued a press release related to its financial results for the quarterly period ended October 2, 2005. A copy of the Company’s Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Report on Form 8-K. The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

99.1                      Press Release dated October 27, 2005 announcing the Company’s financial results for the quarterly period ended October 2, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer

Dated: October 27, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release dated October 27, 2005 (furnished pursuant to Item 2.02).